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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       DATE OF REPORT (Date of earliest event reported): November 15, 2002


                      AMERICAN GENERAL FINANCE CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


Indiana                           1-6155                              35-0416090
(STATE OR OTHER                (COMMISSION FILE                    (IRS EMPLOYER
JURISDICTION OF                   NUMBER)                    IDENTIFICATION NO.)
INCORPORATION)


                  601 N.W. Second Street, Evansville, IN 47708
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (812) 424-8031


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Item 5. Other Events and Regulation FD Disclosure.


         On November 15, 2002, a duly authorized Committee (the "Terms and Pricing Committee") of the Board of Directors of American General Finance Corporation (the "Company") authorized the issuance in a public offering of $75,000,000 aggregate principal amount of the Company's 4.411% Senior Notes due November 30, 2007 issued pursuant to the Indenture dated as of May 1, 1999 between the Company and Citibank, N.A, as trustee (the "Notes"), and a Placement Agency Agreement, dated November 15, 2002, between the Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc., as placement agents, under the Company's previously filed Registration Statement on Form S-3 (Registration No. 333-100345) (the "Registration Statement"), and the related Prospectus dated October 18, 2002 and Prospectus Supplement dated November 15, 2002.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


      (c)   Exhibits   The following Exhibits are filed as part of this Report
            and as Exhibits to the Registration Statement:

            Exhibit
            Number      Description
            ------      -----------

              1 Placement Agency Agreement, dated November 15, 2002, between the Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc.

              4(a) Resolutions of the Terms and Pricing Committee adopted on November 15, 2002 establishing the terms of the Notes, certified by the Secretary of the Company.

              4(b)      Form of 4.411% Senior Note due November 30, 2007.

              5 Opinion of Timothy M. Hayes, Senior Vice President, Secretary and General Counsel of the Company, as to the legality of the Notes.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        American General Finance Corporation

                                        By:  /s/ Donald R. Breivogel, Jr.
                                             ----------------------------
                                             Name: Donald R. Breivogel, Jr.
                                             Title:  Senior Vice President and
                                             Chief Financial Officer


Date:  November 18, 2002


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                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

1 Placement Agency Agreement, dated November 15, 2002, between the Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc.

4(a) Resolutions of the Terms and Pricing Committee adopted on November 15, 2002 establishing the terms of the Notes, certified by the Secretary of the Company.

4(b)        Form of 4.411% Senior Note due November 30, 2007.

5 Opinion of Timothy M. Hayes, Senior Vice President, Secretary and General Counsel of the Company, as to the legality of the Notes.